Putnam
Tax-Free
Insured
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the first half of Putnam Tax-Free Insured Fund's fiscal 2001, investors continued their flight from the turbulent equity markets to the calmer waters of the bond markets. Peaking interest rates, low bond supplies, and strong local economic conditions combined to create an especially favorable environment for municipal bonds during the period.

Demand for the high quality of the insured bonds that represent the primary focus of your fund's investment strategy contributed to the fund's positive results during the period. As Fund Manager Richard Wyke explains in the following report, the fund benefited from its overweight position in New York securities and escaped the negative effects of California's utility crisis by avoiding exposure there.

Rick also believes the fund is defensively positioned to take advantage of what he expects will be a resumption of economic growth during the second half of fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 21, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the semiannual period ended January 31, 2001, Putnam Tax-Free Insured Fund benefited from volatility in the equity markets, slower economic growth, declining interest rates, and a much more favorable environment for bonds in general. Your fund's managers took advantage of these positive trends by positioning the portfolio to capitalize on the rally in municipals. In addition, the fund's shareholders benefited from demand among municipal investors for issues of the high-quality, insured sector of the municipal market in which the fund is invested.

Total return for 6 months ended 1/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.78%   1.73%    6.55%   1.55%    6.34%   5.34%    6.60%   3.14%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MARKET DRIVEN BY SLOWING ECONOMY, DECLINING RATES

The decline in the U.S. equity markets last fall was the year's defining event for the capital markets. It prompted a tremendous flight to quality that was helpful for bonds in general, and especially for high-quality bond sectors, such as insured municipals and Treasuries. Insured municipal bonds outperformed investment-grade corporate bonds in the latter half of 2000 and performed comparably to mortgage-backed securities. On an after-tax basis, municipals were the top-performing fixed-income sector of 2000.

Two other important market-related factors affected performance during the period. First, in the municipal bond market, yields declined by roughly 0.50% from the end of July 2000 through the end of January 2001. Second, there was a significant widening of credit spreads, the difference in yield between bonds of high credit quality and those of lower credit quality, because of the flight to quality that resulted from volatile equity markets and increasing economic uncertainty.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             24.1%

Transportation          20.0%

Utilities                9.0%

Water and sewer          8.7%

Education                5.5%

Footnote reads:
*Based on net assets as of 1/31/01. Holdings will vary over time.


* STRONG DEMAND IN CALIFORNIA AND NEW YORK

In the municipal market, there are many factors that we consider important for performance, including duration (a measure of interest-rate sensitivity), the shape of the yield curve, and credit quality. We also generally pay close attention to what is going on in California and New York, because those states issue a large number of municipal bonds and are therefore highly influential in the overall market. In the first part of the period, from August through October, we saw tremendous demand for California municipals. In the latter half of the period, from November through January, there was a great deal of demand for New York municipals. In both states, the demand came from individual investors who were taking profits from their equity holdings and diversifying into the relative safety and higher quality of bonds during the stock market downturn.


"The decline in the equity markets was the defining capital markets event in 2000, prompting a tremendous flight to quality that benefited insured municipals. On an after-tax basis, municipals were the top-performing fixed-income sector of 2000."

-- Richard P. Wyke, portfolio manager, Putnam Tax-Free Insured Fund


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 1.7%

Aaa/AAA -- 97.0%

Aa/AA -- 1.3%

Footnote reads:
*As a percentage of market value as of 1/31/01. A bond rated BBB or higher by Standard & Poor's, or Baa or higher by Moody's, is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* PERFORMANCE REFLECTED EFFECTIVE STRATEGY

Putnam Tax-Free Insured Fund is in the top quartile in its Lipper peer group for the 12-month period ended January 31, 2001, ranking 10 out of 47 funds in the Lipper Municipal Debt Funds category.* The fund's strong showing during the semiannual period contributed substantially to this ranking. During the six-month period, we began lengthening the fund's duration, beginning in late September and continuing through early January. Since a longer duration causes bond prices to be more sensitive to interest-rate changes, our strategy resulted in a strong boost to performance when yields declined and the market rallied in the latter half of the period. In addition, the fund had an overweight position in New York municipals during the period and benefited from the especially strong performance of these securities -- which outperformed the general market -- from November through January.

This fund, along with all other Putnam funds, had no exposure to the California utility crisis that developed last year. Although California's economy has been affected by the state's energy crisis, the fund's California holdings are insured, have the strongest credit ratings, and were unaffected during the fiscal period. However, we will continue to monitor the developments in California and take any action that may be warranted.

Footnote reads:
*Lipper is an industry research firm whose rankings are based on total return performance, vary overtime, and do not reflect the effects of sales charges. The fund's class A shares ranked 10 out of 47, and 12 out of 40 for l- and 5-year performance, respectively, as of 1/31/01. The fund's class B shares, the oldest existing share class, ranked 18 out of 47, 18 out of 40, and 12 out of 17 for 1-, 5-, and 10-year performance, respectively, as of 1/31/01. The fund's class C shares ranked 28 out of 47 for 1-year performance as of 1/31/01. The fund's class M shares ranked 14 out of 47 and 21 out of 40 for 1- and 5-year performance, respectively, as of 1/31/01. Performance of other share classes will vary. Past performance is not indicative of future results.

* STRATEGY SHIFTED TO DEFENSIVE POSITIONING

The fund is currently defensively positioned to take advantage of a potential economic recovery in the second half of the year. Our view, which is shared by the Federal Reserve Board, is that the markets are currently overly concerned about the economic downturn and that the slowing in the economy will not be as dire or long-lasting as many analysts have predicted. As a result, the fund's duration is relatively short compared to its benchmark, which means that if the economy were to heat up in the second half of 2001, the fund would be somewhat protected from any corresponding decline in the bond market. In addition, we began seeing signs in early January that the demand for Treasury bonds was beginning to wane, and we felt that the bond market generally was beginning to look overpriced. Should yields rise later this year, the fund's conservative positioning would mitigate the negative impact of higher yields on performance. Finally, we have adopted a defensive stance because there is a currently a large supply of municipal bonds in the market, while demand recently has weakened.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Hernando County, Florida,
Criminal Justice Complex
Revenue Bonds, 7.65%, 7/1/16

Massachusetts Turnpike Authority
Hwy System
Revenue Bonds, Series A, 5.0%, 1/1/37

Massachusetts Industrial
Finance Agency
Revenue Bonds (Tufts University),
4.75%, 2/15/28

New York Energy Resource &
Development Authority
Pollution Control Revenue Bonds
(Niagra Mohawk Power Corp.), Series A,
7.2%, 7/1/29

Fredericksburg, Virginia, Industrial
Development Authority
Hospital Facilities, 8/15/23 10.08%

California State
General Obligation Bonds, 5.5%, 4/1/12

Houston, Texas, Water & Sewer
Revenue Bonds, Series D, 5%, 12/1/13

New Jersey
Turnpike Authority, 6.66%, 1/1/11

District of Columbia
General Obligation Bonds, Series B,
6%, 6/1/11

Houston, Texas, Water &
Sewer System
Revenue Bonds, Series C, 6.375%, 12/1/17

Footnote reads:
These holdings represent 21.8% of the fund's net assets as of 1/31/01. Portfolio holdings will vary over time.

Other strategic decisions we have made include reducing the fund's California and New York holdings. Our holdings in these states had appreciated strongly, and we thought it prudent in a slowing economy to reduce our exposure here. We also have given the portfolio more of a "barbell" appearance in terms of the maturity dates of its bond holdings. We added more bonds on the long and short ends of the yield curve, with fewer in the middle, to benefit from a flattening of the yield curve, which we believe is likely to occur this year. We anticipate greater volatility in the municipal market, which can expose callable bonds within the portfolio to the increased risk of being called. As a result we have focused more on the portfolio's structure, paying close attention to the holdings' coupons, maturities, and call dates, in order to continue to deliver a consistent stream of tax-exempt income to shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/01, there is no guarantee the fund will continue to hold these securities in the future. Shares of the fund are not insured and their prices will fluctuate with market conditions.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Insured Fund is designed for investors seeking high current income free from federal income tax through investments primarily in insured and Aaa-rated tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 1/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          6.78%   1.73%   6.55%   1.55%   6.34%   5.34%   6.60%   3.14%
------------------------------------------------------------------------------
1 year           14.14    8.75   13.75    8.75   13.31   12.30   13.85   10.14
------------------------------------------------------------------------------
5 years          27.05   21.01   25.81   23.87   21.99   21.99   25.53   21.46
Annual average    4.91    3.89    4.70    4.37    4.06    4.06    4.65    3.96
------------------------------------------------------------------------------
10 years         85.80   76.97   81.40   81.40   74.58   74.58   80.93   75.02
Annual average    6.39    5.87    6.14    6.14    5.73    5.73    6.11    5.76
------------------------------------------------------------------------------
Annual average
(life of fund)    7.47    7.13    7.30    7.30    6.98    6.98    7.29    7.06
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/01

                                    Lehman Bothers Municipal       Consumer
                                            Bond Index           price index
------------------------------------------------------------------------------
6 months                                       6.47%                 1.68%
------------------------------------------------------------------------------
1 year                                        13.29                  3.84
------------------------------------------------------------------------------
5 years                                       33.14                 13.57
Annual average                                 5.89                  2.58
------------------------------------------------------------------------------
10 years                                     102.08                 30.53
Annual average                                 7.29                  2.70
------------------------------------------------------------------------------
Annual average
(life of fund)                                 8.41                  3.21
------------------------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be worth more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year periods and the life of fund period reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/01

                              Class A       Class B       Class C       Class M
-----------------------------------------------------------------------------------
Distributions (number)           6             6             6             6
-----------------------------------------------------------------------------------
Income                       $0.362067     $0.332562     $0.302517     $0.340495
-----------------------------------------------------------------------------------
Capital gains 1                  --            --            --            --
-----------------------------------------------------------------------------------
  Total                      $0.362067     $0.332562     $0.302517     $0.340495
-----------------------------------------------------------------------------------
Share value:                NAV     POP       NAV           NAV       NAV     POP
-----------------------------------------------------------------------------------
7/31/00                   $14.52  $15.24   $14.54         $14.53    $14.56  $15.05
-----------------------------------------------------------------------------------
1/31/01                    15.13   15.88    15.15          15.14     15.17   15.68
-----------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------
Current dividend rate 2     4.73%   4.50%    4.32%          3.93%     4.42%   4.28%
-----------------------------------------------------------------------------------
Taxable equivalent 3        7.81    7.44     7.14           6.49      7.30    7.07
-----------------------------------------------------------------------------------
Current 30-day SEC yield 4  4.09    3.89     3.68           3.28      3.78    3.66
-----------------------------------------------------------------------------------
Taxable equivalent 3        7.83    7.45     7.15           6.51      7.32    7.09
-----------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (7/26/99)       (6/1/95)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          7.33%   2.21%   7.10%   2.10%   6.96%   5.96%   7.15%   3.70%
------------------------------------------------------------------------------
1 year           12.61    7.27   12.22    7.22   11.78   10.78   12.33    8.71
------------------------------------------------------------------------------
5 years          26.68   20.64   25.50   23.56   21.63   21.63   25.14   21.10
Annual average    4.84    3.82    4.65    4.32    3.99    3.99    4.59    3.90
------------------------------------------------------------------------------
10 years         86.25   77.35   81.89   81.89   75.08   75.08   81.41   75.45
Annual average    6.42    5.90    6.16    6.16    5.76    5.76    6.14    5.78
------------------------------------------------------------------------------
Annual average
(life of fund)    7.46    7.11    7.29    7.29    6.96    6.96    7.27    7.04
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investor Guaranty Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
     $    3,000,000 Alabama A&M U. Rev. Bonds, MBIA, 6 1/2s, 11/1/25                      AAA        $    3,397,500
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FRB, 5.98s, 2/1/38
                    (acquired 3/23/99, cost $4,290,150) (RES)                             AAA             4,073,438
                                                                                                      -------------
                                                                                                          7,470,938

Alaska (1.2%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, MBIA,
                    5.9s, 12/1/19                                                         AAA             6,217,500

Arizona (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    AZ State Muni. Fin. Program COP
          1,000,000 Ser. 31, BIGI, 7 1/4s, 8/1/09                                         AAA             1,217,500
          5,700,000 Ser. 34, BIGI, 7 1/4s, 8/1/09                                         AAA             6,939,750
          2,395,000 Phoenix Indl. Dev. Auth. Rev. Bonds
                    (Mission Place Project A-1), GNMA Coll.,
                    7 1/2s, 7/20/35                                                       AAA             2,736,288
                                                                                                      -------------
                                                                                                         10,893,538

California (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Beverly Hills, Pub. Fin. Auth. IFB, MBIA, 8.27s,
                    6/1/15                                                                AAA             1,395,875
          9,500,000 CA State G.O. Bonds, MBIA, 5 1/2s, 4/1/12                             AAA            10,568,750
          3,000,000 CA Statewide Cmnty. Dev. Auth. Stepped-coupon
                    COP (Motion Picture & TV Fund), AMBAC,
                    5.68s (5.35s, 1/25/04), 1/1/24 (STP)                                  AAA             3,078,750
          2,000,000 East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                    MBIA, 4 3/4s, 6/1/34                                                  AAA             1,845,000
          2,000,000 Los Angeles Trans. Comm. Sales Tax Rev. Bonds,
                    Ser. B, AMBAC, 6 1/2s, 7/1/13                                         AAA             2,063,020
          3,500,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    7.64s, 4/23/08                                                        AAA             4,291,875
          3,830,000 San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                    6.9s, 5/1/23                                                          AAA             4,093,305
          3,680,000 Santa Ana, Fin. Auth. Lease Rev. Bonds
                    (Police Admin. & Hldg. Fac.), Ser. A, MBIA,
                    6 1/4s, 7/1/17                                                        AAA             4,356,200
          2,500,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 6.42s, 7/1/12                                                   AAA             2,606,250
                                                                                                      -------------
                                                                                                         34,299,025

Colorado (2.8%)
-------------------------------------------------------------------------------------------------------------------
          4,224,000 CO Hlth. Fac. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan Program),
                    Ser. A, FSA, 7 1/4s, 7/15/17                                          AAA             4,363,392
          8,000,000 CO Pub. Hwy. Auth. Rev. Bonds, Ser. B,
                    MBIA, zero %, 9/1/29                                                  AAA             1,690,000
                    Denver, City & Cnty. Arpt. Rev. Bonds,
                    Ser. C, MBIA
          1,180,000 6 3/4s, 11/15/22                                                      AAA             1,249,325
          1,765,000 6 3/4s, 11/15/13                                                      AAA             1,873,106
            235,000 6 3/4s, 11/15/13                                                      AAA               252,038
          5,055,000 5.6s, 11/15/09                                                        AAA             5,421,488
                                                                                                      -------------
                                                                                                         14,849,349

Delaware (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DE State Econ. Dev. Auth. Poll. Control Rev.
                    Bonds (Delmarva Pwr.), Ser. B, FGIC,
                    7.15s, 7/1/18                                                         AAA             5,160,500

District of Columbia (3.4%)
-------------------------------------------------------------------------------------------------------------------
          8,440,000 DC G.O. Bonds, Ser. B, MBIA, 6s, 6/1/11                               AAA             9,505,550
          9,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       AAA             8,325,000
                                                                                                      -------------
                                                                                                         17,830,550

Florida (8.5%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 Broward Cnty., Port Fac. Rev. Bonds, Ser. C,
                    MBIA, 5 3/8s, 9/1/11                                                  AAA             3,820,500
          1,755,000 FL Hsg. Fin. Agcy. Home Ownership Rev.
                    Bonds, Ser. 1987 G2, GNMA Coll.,
                    8.595s, 11/1/18                                                       AAA             2,000,700
         13,675,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16                                    AAA            17,862,969
          2,500,000 Lakeland, Rev. Bonds, Ser. B, FSA, 6.05s, 10/1/13                     AAA             2,881,250
          5,500,000 Orange Cnty., Hlth. Facs. Auth. IFB, Ser. 91-C,
                    MBIA, 8.99s, 10/29/21                                                 AAA             5,965,300
          5,000,000 Orlando & Orange Cnty., Expressway Auth.
                    Rev. Bonds, FGIC, 8 1/4s, 7/1/14                                      AAA             6,806,250
          4,000,000 Sumter Cnty., School Dist. Rev. Bonds
                    (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                       AAA             5,050,000
                                                                                                      -------------
                                                                                                         44,386,969

Georgia (4.5%)
-------------------------------------------------------------------------------------------------------------------
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
          3,815,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          AAA             4,454,013
          1,315,000 Ser. V, MBIA, 6 1/2s, 1/1/12                                          AAA             1,545,125
          7,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA             8,775,000
          7,500,000 Ser. B, AMBAC, 6 1/4s, 1/1/12                                         AAA             8,596,875
                                                                                                      -------------
                                                                                                         23,371,013

Idaho (1.5%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Idaho Hlth. Fac. Auth. Rev. Bonds
                    (St. Lukes Med. Ctr.), FSA, 4 1/4s, 7/1/30                            AAA             8,000,000

Illinois (1.4%)
-------------------------------------------------------------------------------------------------------------------
            765,000 Chicago, Res. Recvy. Mtge. Rev. Bonds, Ser. B,
                    MBIA, zero %, 10/1/09                                                 AAA               418,838
          5,000,000 Regional Trans. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 8s, 6/1/17                                                     AAA             6,718,750
                                                                                                      -------------
                                                                                                          7,137,588

Indiana (2.8%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      AAA             5,539,063
          7,500,000 IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
                    (Columbus Regl. Hosp.), FSA, 7s, 8/15/15                              AAA             9,056,250
                                                                                                      -------------
                                                                                                         14,595,313

Louisiana (0.1%)
-------------------------------------------------------------------------------------------------------------------
            609,220 East Baton Rouge, Mtge. Fin. Auth. Single
                    Fam. Mtge. Rev. Bonds (Mortgage-Backed
                    Securities Program), Ser. B, GNMA Coll.,
                    8 1/4s, 2/25/11                                                       AAA               630,543

Massachusetts (5.8%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Harvard Pilgrim Hlth.), Ser. A, FSA
          4,500,000 5s, 7/1/14                                                            AAA             4,500,000
          1,000,000 4 1/8s, 7/1/02                                                        AAA             1,006,250
         12,105,000 MA State Indl. Fin. Agcy. Rev. Bonds (Tufts U.),
                    Ser. H, MBIA, 4 3/4s, 2/15/28                                         AAA            11,106,338
         14,300,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                    Ser. A, MBIA, 5s, 1/1/37                                              AAA            13,477,750
                                                                                                      -------------
                                                                                                         30,090,338

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Grand Traverse Cnty., Hosp. Rev. Bonds
                    (Munson Healthcare), Ser. A, AMBAC,
                    5s, 7/1/28                                                            AAA             2,368,750
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
                    (Mercy Hlth. Svcs.), Ser. A, AMBAC, 6s, 8/15/34                       AAA             5,281,250
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
          4,000,000 AMBAC, 7s, 5/1/21                                                     AAA             4,995,000
          2,750,000 Ser. AA, FGIC, 6.95s, 5/1/11                                          AAA             3,320,625
                                                                                                      -------------
                                                                                                         15,965,625

Missouri (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac.
                    Rev. Bonds (Heartland Hlth. Sys. Project),
                    AMBAC, 6.35s, 11/15/17                                                AAA             2,615,625
          5,000,000 Sikeston Elec. Rev. Bonds, MBIA, 6s, 6/1/14                           AAA             5,700,000
                                                                                                      -------------
                                                                                                          8,315,625

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    9.49s, 11/15/16                                                       AAA             3,231,000

Nevada (5.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Clark Cnty., Passenger Fac. Rev. Bonds
                    (Las Vegas McCarran Intl.), MBIA,
                    4 3/4s, 7/1/22                                                        AAA             4,681,250
          5,800,000 Clark Cnty., School Dist. G.O. Bonds,
                    Ser. A, MBIA, 7s, 6/1/10 (SEG)                                        AAA             6,974,500
          9,000,000 Las Vegas Monorail Rev. Bond (1st Tier),
                    AMBAC, 5 3/8s, 1/1/40                                                 AAA             9,000,000
          7,350,000 Nevada State G.O. Bonds, MBIA, 4 3/4s, 5/15/26                        AAA             6,789,563
                                                                                                      -------------
                                                                                                         27,445,313

New Hampshire (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 NH State Tpk. Sys. IFB, FGIC, 10.245s, 11/1/17                        AAA             3,103,125

New Jersey (3.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Middlesex Cnty., Utils. Auth. Swr. IFB, Ser. A,
                    MBIA, 8.61s, 8/15/10                                                  AAA             3,397,500
          8,000,000 NJ State Tpk. Auth. FRB, 6.66s, 1/1/11
                    (acquired 4/10/00. Cost $9,226,080) (RES)                             AAA            10,090,000
          5,000,000 NJ State Trans. Trust Fund Auth. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 6/15/09                                        AAA             5,300,000
                                                                                                      -------------
                                                                                                         18,787,500

New Mexico (0.1%)
-------------------------------------------------------------------------------------------------------------------
            345,000 NM Mtge. Fin. Auth. Single Fam. Mtge. Rev.
                    Bonds, Ser. C, FGIC, 8 1/2s, 7/1/07                                   AAA               346,580

New York (15.8%)
-------------------------------------------------------------------------------------------------------------------
          4,670,000 Long Island, Pwr. Auth. Ser. 66, FRB, MBIA,
                    8.41s, 4/1/10 (acquired 11/3/98,
                    cost $5,283,264) (RES)                                                AAA             5,306,288
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev.
                    Bonds, Ser. A, FSA, 5 1/2s, 12/1/13                                   AAA             4,360,000
          5,000,000 Long Island, Pwr. Auth. Rev. Bonds, AMBAC,
                    5 1/4s, 12/1/26                                                       AAA             5,012,500
          4,500,000 Metropolitan Trans. Auth. Commuter Fac. Rev.
                    Bonds, MBIA, 5.7s, 7/1/17                                             AAA             4,747,500
          4,165,000 Nassau Cnty., G.O. Bonds, Ser. F, FSA, 7s, 3/1/13                     AAA             4,867,844
                    Nassau Cnty., Hlth. Care Syst. Rev. Bonds
                    (Nassau Hlth. Care Corp.), FSA
          4,610,000 6s, 8/1/13                                                            AAA             5,151,675
          2,285,000 6s, 8/1/12                                                            AAA             2,576,338
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          7,265,000 Ser. B, FGIC, 7 1/2s, 6/15/11                                         AAA             9,044,925
          2,735,000 Ser. B , 7 1/2s, 6/15/11                                              AAA             3,405,075
          7,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds, Ser. D, MBIA, 4 3/4s, 6/15/25                             AAA             6,527,500
          7,425,000 NY Metropolitan Trans. Auth. Commuter
                    Fac. Rev. Bonds, Ser. A, MBIA, 5.7s, 7/1/17                           AAA             7,833,375
          9,750,000 NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds (Niagra Mohawk
                    Pwr. Corp.), Ser. A, FGIC, 7.2s, 7/1/29                               AAA            10,761,563
          3,000,000 NY State Hwy. & Bridge Auth. Rev. Bonds,
                    Ser. B-1, FGIC, 5 1/2s, 4/1/09                                        AAA             3,285,000
                    NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Facs. SVC Contract)
          7,000,000 5 1/4s, 1/1/30                                                        AAA             7,008,750
          2,500,000 5 1/8s, 1/1/25                                                        AAA             2,471,875
                                                                                                      -------------
                                                                                                         82,360,208

North Carolina (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
                    (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                            AAA             4,075,000

Ohio (--%)
-------------------------------------------------------------------------------------------------------------------
            145,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      AAA                36,794

Pennsylvania (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,730,000 Allegheny Cnty., Port. Auth. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/09                                                        AAA             4,098,338
          2,000,000 Keystone Oaks, School Dist. IFB, AMBAC,
                    7.22s, 9/1/16                                                         AAA             2,210,000
          3,000,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder Peabody), MBIA, 7.36s, 9/1/13                                 AAA             3,333,750
          2,000,000 Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                    Ser. A, FGIC, 7 1/8s, 6/1/13                                          AAA             2,059,840
                                                                                                      -------------
                                                                                                         11,701,928

South Carolina (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds,
                    Ser. A, MBIA
          1,500,000 5 1/2s, 1/1/13                                                        AAA             1,620,000
          1,100,000 5 1/4s, 1/1/12                                                        AAA             1,166,000
          3,500,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. IFB
                    (St. Francis Hosp.-Franciscan Sisters),
                    AMBAC, 7.37s, 8/1/15                                                  AAA             3,618,125
                                                                                                      -------------
                                                                                                          6,404,125

Tennessee (2.5%)
-------------------------------------------------------------------------------------------------------------------
          6,895,000 Johnson City, Hlth. & Edl. Rev. Bonds
                    (Johnson City Med. Ctr.), MBIA, 5 1/2s, 7/1/12                        AAA             7,498,313
          4,840,000 Knox Cnty., Hlth., Ed. & Hsg. Fac. Rev. Bonds
                    (Fort Sanders Alliance), MBIA, 5 3/4s, 1/1/14                         AAA             5,293,750
                                                                                                      -------------
                                                                                                         12,792,063

Texas (10.3%)
-------------------------------------------------------------------------------------------------------------------
          5,680,000 Austin, Arpt. Syst. Rev. Bonds, Ser. A, MBIA,
                    6.1s, 11/15/11                                                        AAA             6,205,400
          3,490,000 Brownsville, Util. Syst. Rev. Bonds, AMBAC,
                    6 1/4s, 9/1/11                                                        AAA             4,017,863
                    Carrollton Farmers Branch Indpt. School Dist.
                    G. O. Bonds, PSFG
          5,430,000 5s, 2/15/20                                                           AAA             5,307,825
          5,125,000 5s, 2/15/19                                                           AAA             5,041,719
          2,700,000 Coastal Wtr. Auth. Rev. Bonds (City of Houston),
                    FSA, 5s, 12/15/25                                                     AAA             2,577,852
         10,300,000 Houston, Wtr & Swr Rev. Bonds, Ser. D, FGIC,
                    5s, 12/1/13                                                           AAA            10,518,875
          8,815,000 Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C,
                    AMBAC, 6 3/8s, 12/1/17                                                AAA             9,100,959
          4,500,000 Houston, Arpt. Syst. Rev. Bonds, Ser. A, FSA,
                    5 1/2s, 7/1/23                                                        AAA             4,567,500
          1,000,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates Hosp. Prsbytrn Med. Ctr), Ser. C,
                    4.25s, 12/1/15                                                        A-1             1,000,000
          5,000,000 Rio Grande Valley Hlth. Fac. Dev. Corp. Rev.
                    Bonds, MBIA, 6.4s, 8/1/12                                             AAA             5,262,500
                                                                                                      -------------
                                                                                                         53,600,493

Utah (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    Utah Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA
          7,900,000 6.15s, 7/1/14                                                         AAA             8,976,375
          4,500,000 6.15s, 7/1/14                                                         AAA             4,905,000
                                                                                                      -------------
                                                                                                         13,881,375

Virginia (2.1%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac.
                    IFB, FGIC, 10.08s, 8/15/23                                            AAA            10,686,000

Washington (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,375,000 King Cnty. Public Hosp. G.O. Bonds, Ser. A,
                    AMBAC, 5s, 12/1/30                                                    AAA             1,291,895
                    WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,000,000 (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         AAA             7,455,000
          5,000,000 (Nuclear No. 1), 5.7s, 7/1/09                                         AAA             5,418,750
                                                                                                     --------------
                                                                                                         14,165,645
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $475,504,785) (b)                                        $  511,831,563
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $521,001,159.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $475,635,262, resulting in gross unrealized appreciation and depreciation of $37,263,766 and $1,067,465, respectively, or net unrealized appreciation of $36,196,301.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2001 was $19,469,726 or 3.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at January 31, 2001.

      The fund had the following industry group concentrations greater than 10% at January 31, 2001 (as a percentage of net assets):

         Health care           24.1%
         Transportation        20.0

      The fund had the following insurance concentrations greater than 10% at January 31, 2001 (as a percentage of net assets):

         MBIA                  40.9%
         AMBAC                 17.7
         FGIC                  17.3
         FSA                   11.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2001

                                   Aggregate Face  Expiration    Unrealized
                     Total Value       Value          Date      Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)       $38,099,500     $37,472,300      Mar-01      $(627,200)
------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $475,504,785) (Note 1)                                        $511,831,563
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    5,370,736
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,907,582
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    6,750,933
-------------------------------------------------------------------------------------------
Total assets                                                                    526,860,814

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    149,938
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        149,500
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               853,687
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,892,889
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          367,194
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        221,494
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              379
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,151
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,958
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              165,612
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               36,853
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,859,655
-------------------------------------------------------------------------------------------
Net assets                                                                     $521,001,159

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $496,556,988
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (224,212)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (11,031,195)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       35,699,578
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $521,001,159

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($297,994,776 divided by 19,694,094 shares)                                          $15.13
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $15.13)*                              $15.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($216,617,218 divided by 14,299,042 shares)+                                         $15.15
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,755,451 divided by 248,069 shares)+                                              $15.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,633,714 divided by 173,606 shares)                                               $15.17
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $15.17)**                             $15.68
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)
Tax exempt interest income:                                                     $14,280,006
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,275,149
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      221,049
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,350
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,702
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               276,306
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               685,291
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 6,401
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 6,799
-------------------------------------------------------------------------------------------
Other                                                                                94,148
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,578,195
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (155,638)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,422,557
-------------------------------------------------------------------------------------------
Net investment income                                                            11,857,449
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    958,712
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,802,726)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              21,680,745
-------------------------------------------------------------------------------------------
Net gain on investments                                                          20,836,731
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $32,694,180
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,857,449     $ 25,791,653
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (844,014)      (3,168,818)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              21,680,745       (6,067,693)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   32,694,180       16,555,142
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,725,071)     (12,408,735)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,114,922)     (13,201,082)
--------------------------------------------------------------------------------------------------
   Class C                                                                (26,084)         (51,758)
--------------------------------------------------------------------------------------------------
   Class M                                                                (62,297)         (96,809)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (2,724,091)     (61,470,408)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                18,041,715      (70,673,650)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   502,959,444      573,633,094
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $224,212 and
$153,287, respectively)                                              $521,001,159     $502,959,444
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.52       $14.72       $15.40       $15.50       $14.94       $14.86
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .36          .73          .72          .74(c)       .79          .81
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .61         (.20)        (.56)        (.04)         .67          .08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .97          .53          .16          .70         1.46          .89
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.73)        (.72)        (.73)        (.80)        (.81)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.73)        (.84)        (.80)        (.90)        (.81)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.13       $14.52       $14.72       $15.40       $15.50       $14.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.78*        3.86         0.96         4.63        10.09         6.06
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $297,995     $260,637     $243,845     $230,283     $219,265     $196,948
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .81          .94          .94          .92          .90
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.44*        5.15         4.65         4.80         5.22         5.37
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.56*       22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.54       $14.74       $15.42       $15.52       $14.96       $14.87
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .33          .68          .72          .77(c)       .74          .71
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .61         (.20)        (.56)        (.04)         .68          .09
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .94          .48          .16          .73         1.42          .80
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.68)        (.72)        (.76)        (.76)        (.71)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.68)        (.84)        (.83)        (.86)        (.71)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.15       $14.54       $14.74       $15.42       $15.52       $14.96
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.55*        3.44         1.00         4.83         9.76         5.44
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $216,617     $238,508     $327,920     $336,286     $339,354     $354,431
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .62*        1.21          .90          .74         1.22         1.58
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.24*        4.75         4.69         5.00         4.93         4.72
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.56*       22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                        ended                 For the period
Per-share                            January 31  Year ended   July 26, 1999+
operating performance                (Unaudited)   July 31      to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.53       $14.72       $14.83
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .30          .62          .01
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                      .61         (.19)        (.11)
---------------------------------------------------------------------------
Total from
investment operations                    .91          .43         (.10)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.30)        (.62)        (.01)
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
Total distributions                     (.30)        (.62)        (.01)
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.14       $14.53       $14.72
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.34*        3.11        (0.66)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,755       $1,123           $1
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82*        1.61          .03*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.04*        4.33          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                 17.56*       22.45        35.60
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.56       $14.76       $15.39       $15.50       $14.94       $14.86
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .34          .69          .66          .69(c)       .74          .76
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .61         (.20)        (.51)        (.04)         .67          .08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .95          .49          .15          .65         1.41          .84
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.69)        (.66)        (.69)        (.75)        (.76)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.12)        (.07)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.34)        (.69)        (.78)        (.76)        (.85)        (.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.17       $14.56       $14.76       $15.39       $15.50       $14.94
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.60*        3.55         0.91         4.24         9.76         5.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,634       $2,692       $1,866       $1,835         $892         $325
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.11         1.24         1.24         1.22         1.19
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.29*        4.82         4.35         4.50         4.87         4.99
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.56*       22.45        35.60        40.38        36.13        54.58
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Insured Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $4,392,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  468,000    July 31, 2007
     3,924,000    July 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 2001, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, January 31, 2001, the fund's expenses were reduced by $155,638 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $835 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.60%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $9,268 and $83 from the sale of class A and class M shares, respectively, and received $98,396 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received $11 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $86,383,787 and $98,885,842, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,817,883        $ 41,757,167
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  290,848           4,303,823
---------------------------------------------------------------------------
                                             3,108,731          46,060,990

Shares
repurchased                                 (1,360,253)        (20,076,845)
---------------------------------------------------------------------------
Net increase                                 1,748,478        $ 25,984,145
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,424,657        $ 63,056,184
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  526,911           7,493,245
---------------------------------------------------------------------------
                                             4,951,568          70,549,429

Shares
repurchased                                 (3,573,947)        (50,652,460)
---------------------------------------------------------------------------
Net increase                                 1,377,621        $ 19,896,969
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    933,674        $ 13,884,766
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  200,614           2,970,029
---------------------------------------------------------------------------
                                             1,134,288          16,854,795

Shares
repurchased                                 (3,234,974)        (47,963,824)
---------------------------------------------------------------------------
Net decrease                                (2,100,686)       $(31,109,029)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,691,258       $  24,090,627
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  544,853           7,757,959
---------------------------------------------------------------------------
                                             2,236,111          31,848,586

Shares
repurchased                                 (8,087,340)       (115,113,926)
---------------------------------------------------------------------------
Net decrease                                (5,851,229)      $ (83,265,340)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    190,241          $2,870,285
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,156              17,112
---------------------------------------------------------------------------
                                               191,397           2,887,397

Shares
repurchased                                    (20,610)           (310,570)
---------------------------------------------------------------------------
Net increase                                   170,787          $2,576,827
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    237,262         $ 3,368,809
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,508              35,573
---------------------------------------------------------------------------
                                               239,770           3,404,382

Shares
repurchased                                   (162,555)         (2,336,106)
---------------------------------------------------------------------------
Net increase                                    77,215         $ 1,068,276
---------------------------------------------------------------------------

                                         Six months ended January 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     39,566           $ 581,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,201              32,685
---------------------------------------------------------------------------
                                                41,767             613,792

Shares
repurchased                                    (53,044)           (789,826)
---------------------------------------------------------------------------
Net decrease                                   (11,277)          $(176,034)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,153          $1,535,934
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,021              57,389
---------------------------------------------------------------------------
                                               112,174           1,593,323

Shares
repurchased                                    (53,745)           (763,636)
---------------------------------------------------------------------------
Net increase                                    58,429          $  829,687
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free Insured Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA043-69566   035/438/629   3/01



Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the first half of Putnam Tax-Free High Yield Fund's fiscal 2001, investors continued their flight from the turbulent equity markets to the calmer waters of the bond market. Peaking interest rates, reduced bond supplies, and strong local economic conditions combined to create an especially favorable environment for municipal bonds during the period.

As investors increased their focus on municipal bonds, they favored the most conservative, higher-rated bonds. Thus, while the lower-rated higher-yielding bonds on which your fund focuses benefited from the favorable market environment, they did so to a lesser extent. In fact, they became undervalued, offering attractive opportunities for the fund.

As Fund Manager Blake Anderson explains in the following report, Putnam's enviable credit research capability enabled him to add carefully selected lower-rated securities to the portfolio and thus allow their higher yields to contribute positively to the fund's flow of tax-exempt income. Blake believes this strategy also positions the fund well for what he expects to be a more favorable climate for high-yield bonds in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 21, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

We can sum up performance in the municipal bond market during the past six months with in three words: credit yield spreads. When Putnam Tax-Free High Yield Fund began its 2001 fiscal year, credit spreads -- the difference in yield paid by the highest-rated and lowest-rated municipal bonds -- had widened beyond the spans of the 1990 recession. As a result of the spread widening, the prices of high-yield municipal bonds, which are the primary investments in your fund's portfolio, declined to attractive levels.

In contrast to the recession of 1990, municipal defaults are low and the economic conditions of state and local governments have been healthy. That is, the exceptionally low prices of high-yield municipal bonds were not the result of defaults and mismanagement among municipalities, but rather more of a function of "guilt by association" with the corporate high-yield bond market. In fact, the environment of peaking interest rates, low bond supply, and strong local economic conditions was a favorable one for municipal bonds. Therefore, despite the continued volatility in high-yield municipal bond prices, your fund delivered improved performance for the six months ended January 31, 2001.

Total return for 6 months ended 1/31/01

      Class A           Class B           Class C          Class M
    NAV     POP       NAV    CDSC       NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   3.66%   -1.25%    3.38%  -1.62%     3.24%   2.24%    3.50%   0.11%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* CREDIT YIELD SPREADS KEPT WIDENING

The high-yield sector became more undervalued throughout the semiannual period, as investors cast aside higher-yield municipal bonds for the safety of higher-quality bonds. We did not believe that a recession was imminent and continued to find the lower-rated credit sectors an attractive opportunity. However, we were cautious about adding to the portfolio because while high-yield bond prices were compelling, they continued to decline and become even more attractive. It was a difficult situation: we wanted to take advantage of the bargain-basement prices but also wanted to do the most investing at the point when prices had bottomed out and credit yield spreads were on the verge of narrowing.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              23.2%

Housing                  10.9%

Utilities                 7.4%

Transportation            6.3%

Waste
management                3.5%

Footnote reads:
*Based on net assets as of 1/31/01. Holdings will vary over time.

As we carefully researched prospective high-yield investments, we favored the more undervalued bonds, regardless of industry trends or changing market conditions. Our reasoning was that the best opportunities come from an issue's underlying credit rating and bond structure. Because of Putnam's in-depth credit analysis, we are comfortable owning securities that are at the lowest end of the credit spectrum; these higher-yielding issues help sustain your fund's high level of monthly tax-exempt income.

* U.S. AIRWAYS BONDS OFFERED OPPORTUNITY

The recent purchase of U.S. Airways revenue bonds is an example of Putnam's discriminating approach to new purchases, regardless of sector. The airline industry is undergoing consolidation, with an increasing frequency of merger announcements. Even though airlines may not have the best credit, demand for air travel remains very strong. With the prospect of a merger between U.S. Airways and United Airlines on the horizon, there was the usual accompanying uncertainty, resulting in attractive prices for U.S. Airways bonds. Additionally, our analysts believed that after the proposed merger, United Airlines would be better able to compete with its remaining top rival, American Airlines. While this holding and others were viewed favorably as of January 31, 2001, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 5.2%

Aaa/AAA -- 29.5%

Aa/AA -- 4.0%

Baa/BBB -- 15.1%

Ba/BB -- 25.7%

B -- 16.6%

Other -- 3.9%

Footnote reads:
*As a percentage of market value as of 1/31/01. A bond rated BBB or higher by Standard & Poor's or Baa or higher by Moody's is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Researching and investing in new bond issues is only one way of improving the fund's total return and income levels. Another strategy involves knowing when to sell bonds that have reached their full price potential. For instance, bonds from the state of California performed extremely well last year. Based on that performance, we sold several California holdings into very strong bids because the demand for California tax-exempt securities was also extraordinarily strong. We do not have any positions in the California utilities that are experiencing difficulties at present.

"Municipal bonds have been benefiting as nervous equity investors move money into fixed-income investments."

 -- Fortune (online), February 15, 2001


After a long period, we believe that credit yield spreads are starting to narrow, partly as a result of better performance in the corporate bond market and the Federal Reserve Board's aggressive easing policy. In the past, as spreads have narrowed, higher-yield bonds in the portfolio have appreciated in price and investors have been rewarded for their patience.

* SLOWER ECONOMY SETTING STAGE FOR FAVORABLE PERFORMANCE

Economic indicators are pointing to a rapidly slowing economy, raising fears that a recession, rather than a hoped-for soft landing, may occur. Responding swiftly to these indicators, the Federal Reserve Board cut short-term interest rates twice in January, totaling one full percentage point.

It is not our policy to speculate about whether or not there will be additional rate cuts in the months ahead, as we invest for the long-term and cannot predict future events. We are confident that the Fed is committed to engineering a soft landing and so far, the economy is responding as planned. As this report was being written, inflation and the unemployment rate remained low. We anticipate that the economy will experience slow to flat growth in the first half of this year. As businesses digest the Fed's rate cuts, however, we believe there is potential for a re-acceleration of growth in the second half. Should this occur, we believe your fund is positioned to benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield municipal bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high-yield tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 1/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)        (9/9/85)        (2/1/99)       (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.66%  -1.25%   3.38%  -1.62%   3.24%   2.24%   3.50%   0.11%
------------------------------------------------------------------------------
1 year            7.19    2.10    6.59    1.59    6.33    5.33    6.79    3.35
------------------------------------------------------------------------------
5 years          21.43   15.69   18.05   16.24   16.50   16.50   19.70   15.84
Annual average    3.96    2.96    3.37    3.05    3.10    3.10    3.66    2.98
------------------------------------------------------------------------------
10 years         87.08   78.17   79.07   79.07   72.45   72.45   81.95   75.99
Annual average    6.46    5.95    6.00    6.00    5.60    5.60    6.17    5.82
------------------------------------------------------------------------------
Annual average
(life of fund)    7.47    7.13    7.16    7.16    6.60    6.60    7.27    7.05
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/01

                     Lehman Bothers Municipal     Consumer
                            Bond Index           price index
----------------------------------------------------------------
6 months                      6.47%                 1.68%
----------------------------------------------------------------
1 year                       13.29                  3.84
----------------------------------------------------------------
5 years                      33.14                 13.57
Annual average                5.89                  2.58
----------------------------------------------------------------
10 years                    102.08                 30.53
Annual average                7.29                  2.70
----------------------------------------------------------------
Annual average
(life of fund)                8.41                  3.21
----------------------------------------------------------------

Past performance is not indicative of future results. More recent returns may be worth more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, 10-year, and life of fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/01

                                 Class A      Class B      Class C      Class M
-----------------------------------------------------------------------------------
Distributions (number)              6            6            6            6
-----------------------------------------------------------------------------------
Income                          $0.398820    $0.363898    $0.345132    $0.378635
-----------------------------------------------------------------------------------
Capital gains 1                     --           --           --           --
-----------------------------------------------------------------------------------
  Total                         $0.398820    $0.363898    $0.345132    $0.378635
-----------------------------------------------------------------------------------
Share value:                   NAV     POP      NAV          NAV     NAV     POP
-----------------------------------------------------------------------------------
7/31/00                      $13.27  $13.93   $13.29       $13.27  $13.27  $13.72
-----------------------------------------------------------------------------------
1/31/01                       13.35   14.02    13.37        13.35   13.35   13.80
-----------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------
Current dividend rate 2        5.99%   5.71%    5.49%        5.19%   5.69%   5.50%
-----------------------------------------------------------------------------------
Taxable equivalent 3           9.92    9.45     9.09         8.59    9.42    9.11
-----------------------------------------------------------------------------------
Current 30-day SEC yield 4     5.54    5.28     5.04         4.73    5.24    5.07
-----------------------------------------------------------------------------------
Taxable equivalent 3           9.17    8.74     8.34         7.83    8.68    8.39
-----------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (9/20/93)       (9/9/85)        (2/1/99)       (12/29/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          3.35%  -1.56%   3.07%  -1.93%   2.93%   1.93%   3.19%  -0.13%
------------------------------------------------------------------------------
1 year            5.06    0.06    4.45   -0.49    4.29    3.30    4.73    1.34
------------------------------------------------------------------------------
5 years          20.86   15.13   17.40   15.60   15.96   15.96   19.06   15.23
Annual average    3.86    2.86    3.26    2.94    3.01    3.01    3.55    2.87
------------------------------------------------------------------------------
10 years         85.94   77.05   78.01   78.01   71.38   71.38   80.87   74.95
Annual average    6.40    5.88    5.94    5.94    5.53    5.53    6.10    5.75
------------------------------------------------------------------------------
Annual average
(life of fund)    7.43    7.08    7.12    7.12    6.56    6.56    7.23    7.00
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.





A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial  statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
January 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (96.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
     $ 5,000,000    Anninston Indl. Dev. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 9/1/10                                   B/P        $    5,318,750
       3,500,000    Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                    Rev. Bonds, 5 3/4s, 4/1/27                                            BBB-            2,800,000
      10,000,000    Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                    5.7s, 5/1/19                                                          BBB-            8,237,500
       1,955,000    Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA             2,184,713
       3,750,000    Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FRB, 5.97s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             4,073,438
                                                                                                      -------------
                                                                                                         22,614,401

Alaska (0.8%)
-------------------------------------------------------------------------------------------------------------------
      10,000,000    AK State Hsg. Fin. Corp. IFB, 6.2s, 12/1/19
                    (acquired 3/3/98, cost $11,113,800) (RES)                             AAA            10,725,000
       2,125,000    AK State Hsg. Fin. Corp. Rev. Bonds, 7.7s, 12/1/35
                    (acquired 10/22/97, cost $2,261,000) (RES)                            AA/P            2,167,500
                                                                                                      -------------
                                                                                                         12,892,500

Arizona (1.2%)
-------------------------------------------------------------------------------------------------------------------
       1,560,000    Cochise Cnty., Rev. Bonds (Sierra Vista
                    Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                                BBB-/P          1,448,850
       6,000,000    Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               B1              5,355,000
       5,500,000    Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds, Ser. A, 8 1/2s, 11/15/32                                       B/P             5,486,250
       3,625,000    Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                    Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22                             B/P             3,629,531
       2,300,000    Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (Westminister Village), Ser. A, 8s, 6/1/11                            BB-/P           2,383,375
                                                                                                      -------------
                                                                                                         18,303,006

Arkansas (1.8%)
-------------------------------------------------------------------------------------------------------------------
       7,600,000    AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  BBB-            7,676,000
                    Northwest Regl. Arpt. Auth. Rev. Bonds
      15,650,000    7 5/8s, 2/1/27                                                        BB/P           16,784,625
       3,000,000    7s, 2/1/10                                                            BB/P            3,146,250
                                                                                                      -------------
                                                                                                         27,606,875

California (8.5%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP (American Baptist Homes),
                    Ser. A
       5,000,000    5.85s, 10/1/27                                                        BB+             4,393,750
       3,000,000    5 3/4s, 10/1/17                                                       BB+             2,703,750
       5,000,000    CA Poll. Control Fin. Auth. Rev. Bonds (Laidlaw
                    Environmental), Ser. A, 6.7s, 7/1/07 (In default) (NON)               D/P               200,000
       2,630,000    Colton, Comnty. Fac. Dist. Special Tax Bonds
                    (Mt. Vernon Corridor), 7 1/2s, 9/1/20                                 B/P             2,791,088
       8,000,000    Corona, COP (Vista Hosp. Syst.), Ser. B,
                    9 1/2s, 7/1/20 (In default) (NON)                                     B-/P            3,200,000
       8,000,000    Gilroy Project Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P             7,310,000
                    Los Angeles, Regl. Arpt. Impt. Corp. Lease
                    Rev. Bonds
       5,700,000    (Air Canada), 8 3/4s, 10/1/14                                         BB-/P           6,227,250
       5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                             BB+             5,272,800
       5,000,000    Los Angeles, Wastewater Syst. IFB, FGIC, 6.6s,
                    11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                     AAA             5,650,000
                    Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.

                    Rev. Bonds (Heritage Point)
       3,040,000    Ser. B, 8 1/2s, 9/1/23                                                BBB-/P          3,256,600
       4,970,000    Ser. A, 6 1/2s, 9/1/23                                                BBB-/P          5,019,700
       5,000,000    San Bernardino Cnty. COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17                                                  AAA             6,000,000
      21,000,000    San Bernardino Cnty. IF COP (PA-100-Med.
                    Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost $22,664,040) (RES)                                               AAA            26,853,750
      10,000,000    San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             AAA             1,900,000
      10,000,000    San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                    8 3/8s, 7/1/29                                                        D/P             4,000,000
       9,650,000    Southern CA Pub. Pwr. Auth. IFB (Transmission),
                    8.773s, 7/1/12                                                        A              10,506,438
      19,100,000    Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BBB-/P         19,792,375
      10,315,000    Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB/P           10,366,575
                    Valley Hlth. Syst. Hosp. Rev. Bonds
       1,500,000    Ser. A, 6 1/2s, 5/15/25                                               BBB-            1,455,000
       2,850,000    Ser. A, 6 1/2s, 5/15/15                                               BBB-            2,810,813
                                                                                                      -------------
                                                                                                        129,709,889
Colorado (2.3%)
-------------------------------------------------------------------------------------------------------------------
      13,000,000    Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26 (SEG)                             AAA            15,063,750
                    CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
      11,000,000    8 3/8s, 12/1/26                                                       BB             12,622,500
       5,000,000    8.3s, 12/1/17                                                         BB              5,743,750
       1,500,000    CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A-              1,515,000
                                                                                                      -------------
                                                                                                         34,945,000
Connecticut (2.0%)
-------------------------------------------------------------------------------------------------------------------
       6,185,000    CT State Dev. Auth. Hlth. Care Rev. Bonds
                    (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                      AAA/P           6,580,593
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
       4,944,567    Ser. A, 7 3/4s, 11/1/17                                               CCC/P           4,413,026
         457,428    Ser. B, zero %, 3/1/21                                                CCC/P              74,332
       6,000,000    CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   BBB             5,812,500
       5,500,000    CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    7.97s, 6/10/30                                                        AAA             5,816,250
       6,500,000    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA             7,320,625
                                                                                                      -------------
                                                                                                         30,017,326

District of Columbia (3.7%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
      17,000,000    6 3/8s, 6/1/26                                                        AAA            19,146,250
      10,000,000    6s, 6/1/26                                                            AAA            10,687,500
                    DC, Rev. Bonds (National Public Radio)
       4,400,000    7.7s, 1/1/23                                                          BB+             4,642,000
       2,500,000    7 5/8s, 1/1/18                                                        BB+             2,634,375
      18,570,000    COP, 7.3s, 1/1/13                                                     BBB-           19,614,563
                                                                                                      -------------
                                                                                                         56,724,688

Florida (4.2%)
-------------------------------------------------------------------------------------------------------------------
       9,260,000    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs Village), 7 3/4s, 11/15/24                         AAA/P          10,730,025
       5,180,000    FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/11
                    (acquired 9/2/98, cost $6,687,794) (RES)                              AAA/P           6,585,075
      24,000,000    Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           26,460,000
       5,970,000    Hillsborough Cnty., Aviation Auth. Special Purpose
                    Fac. Rev. Bonds (U.S. Airways), 8.6s, 1/15/22                         B               6,177,278
       3,770,000    Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            3,572,075
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (FL Terminals Inc.), Ser. A
       3,125,000    7 3/4s, 5/1/21                                                        BB/P            3,304,688
       2,880,000    7 1/2s, 5/1/15                                                        BB/P            3,031,200
       4,000,000    St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            4,000,000
                                                                                                      -------------
                                                                                                         63,860,341

Georgia (3.8%)
-------------------------------------------------------------------------------------------------------------------
       5,100,000    Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Boise Cascade Corp.), 7s, 9/1/14                                     BBB-            5,157,375
                    De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.)
       8,000,000    Ser. B, 10s, 4/1/17                                                   AAA/P           8,846,640
       5,900,000    Ser. A, 7 1/2s, 4/1/17                                                AAA/P           6,285,329
       9,500,000    Forsyth Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 12/1/05                                  BB-            10,200,625
       6,000,000    Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA Baptist
                    Hlth. Care Syst.), 6 3/8s, 10/1/28                                    B/P             5,085,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (Visay Paper Inc.)
       5,875,000    7 1/2s, 1/1/26                                                        BB+/P           6,065,938
      13,130,000    7.4s, 1/1/16                                                          BB+/P          13,556,725
       3,160,000    Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
                    (Stone Container Corp.), 8 1/8s, 7/1/15                               B/P             3,274,550
                                                                                                      -------------
                                                                                                         58,472,182

Idaho (0.2%)
-------------------------------------------------------------------------------------------------------------------
       3,000,000    Idaho Hlth. Fac. Auth. VRDN (St. Lukes
                    Med. Ctr.), FSA, 4 1/4s, 7/1/30                                       Aaa             3,000,000

Illinois (4.1%)
-------------------------------------------------------------------------------------------------------------------
       5,000,000    Chicago, Gas Supply Rev. Bonds (Peoples Gas & Lt.),
                    Ser. A, 6 7/8s, 3/1/15                                                AA-             5,228,300
       1,980,000    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     BB+             2,059,477
       3,000,000    East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B               2,238,750
                    Huntley, Special Tax Bonds Rev. Bonds
       3,025,000    (Svc. Area No. 8), 7 3/4s, 3/1/29                                     BB/P            3,096,844
       2,765,000    (Svc. Area No. 9), Ser. A, 7 3/4s, 3/1/28                             BB+/P           2,830,669
       4,053,000    Ser. A, 6.45s, 3/1/28                                                 BB+/P           3,673,031
                    IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
       5,000,000    (Regency Park-Lincolnwood), Ser. A,
                    10 1/4s, 4/15/19 (In default) (NON)                                   D/P             4,250,000
       1,120,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                        AAA/P           1,255,800
                    IL Hlth. Fac. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.)
       1,670,000    8 1/4s, 8/1/12                                                        B/P             1,726,363
       4,575,000    Ser. A, 7 7/8s, 7/1/20                                                AAA             5,375,625
       2,430,000    Ser. A, 7 7/8s, 7/1/20                                                D/P             1,628,100
       3,065,000    Ser. A, 7 1/2s, 3/1/14                                                AAA/P           3,413,644
         540,000    Ser. A, 7 1/4s, 3/1/04                                                B/P               575,100
       5,725,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18                        B/P             5,474,531
       3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                           AAA             3,285,000
       3,000,000    (Hindsdale Hosp.), Ser. A, 7s, 11/15/19                               AAA/P           3,285,000
       5,000,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                     AAA             5,918,750
       5,170,000    (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            AAA/P           6,119,988
                                                                                                      -------------
                                                                                                         61,434,972

Indiana (1.6%)
-------------------------------------------------------------------------------------------------------------------
                    East Chicago, Poll. Control Rev. Bonds
                    (Inland Steel Co.)
      12,000,000    7 1/8s, 6/1/07                                                        B              10,200,000
      14,295,000    6.8s, 6/1/13                                                          BB-            10,756,988
       3,600,000    Plainfield Indl. Econ. Dev. Rev. Bonds (Earl M.
                    Jorgensen Co.), 8 1/2s, 9/1/04                                        B-/P            3,717,000
                                                                                                      -------------
                                                                                                         24,673,988

Iowa (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
      22,000,000    9 1/4s, 7/1/25                                                        BB             26,812,500
       1,320,000    9.15s, 7/1/09                                                         BB/P            1,549,350
         205,000    Marion Cnty., 1st Mtge. Rev. Bonds (AHF/Kentucky
                    Iowa, Inc.), 10 1/4s, 1/1/20                                          CCC/P             206,025
                                                                                                      -------------
                                                                                                         28,567,875

Kansas (0.1%)
-------------------------------------------------------------------------------------------------------------------
         900,000    Kansas City, Elec. & Wtr. VRDN, 3.05s, 8/1/15                         Aa2               900,000

Kentucky (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
       3,500,000    8.53s, 10/23/14                                                       AAA             3,836,875
       1,500,000    8.53s, 10/23/14 Prerefunded                                           AAA             1,695,000
       1,195,000    Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                    Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                    10 1/4s, 1/1/20                                                       CCC/P           1,200,975
                                                                                                      -------------
                                                                                                          6,732,850

Louisiana (6.0%)
-------------------------------------------------------------------------------------------------------------------
       2,900,000    Beauregard, Parish Rev. Bonds (Boise
                    Cascade Corp.), 7 3/4s, 6/1/21                                        BBB-            2,972,268
       7,165,000    Hodge, Combined Util. Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 9s, 3/1/10                                  B/P             7,249,762
       7,000,000    LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                    Ser. A, 6.2s, 1/1/28                                                  B/P             5,880,000
       5,335,000    LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            5,388,350
       1,100,000    LA Offshore Term. Auth. Deepwater Port.
                    VRDN, 2 1/2s, 9/1/06                                                  Aa3             1,100,000
       2,000,000    LA Pub. Fac. Auth. 1st. Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,132,020
      11,000,000    LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              BB/P           11,178,750
      20,500,000    Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A-/P           21,806,875
       7,000,000    Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             7,175,000
                    Solid Waste Disp. Rev. Bonds (Kaiser Aluminum)
       8,000,000    St. James Parish, 7 3/4s, 8/1/22                                      B-/P            6,270,000
      19,000,000    W. Feliciana Parish, 7.7s, 12/1/14                                    BB+            19,794,390
                                                                                                      -------------
                                                                                                         90,947,415

Maryland (0.5%)
-------------------------------------------------------------------------------------------------------------------
       2,500,000    Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                    Rehab. Ctr.), 9s, 4/1/20                                              CCC/P           2,571,875
       5,000,000    Howard Cnty. Rev. Bonds, Ser. A, 8s, 5/15/29                          BB-/P           4,831,250
                                                                                                      -------------
                                                                                                          7,403,125

Massachusetts (7.0%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
       3,170,000    Ser. 99-1, 7 1/4s, 1/1/35                                             B-/P            3,288,875
       6,000,000    Ser. 1, 6.65s, 1/1/35                                                 BB+/P           6,232,500
                    MA State Dev. Fin. Agcy. Rev. Bonds
       4,210,000    (Alden Place), 6 3/4s, 7/1/30                                         B               3,704,800
       6,110,000    (Merrimack Place), 6 3/4s, 7/1/30                                     B               5,376,800
       4,000,000    (Alliance of Mass Inc.), 3.1s, 1/1/26                                 A               4,000,000
                    MA State Hlth. & Edl. Fac. Auth. IFB
       5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s, 8/12/21                   AAA             5,317,500
       5,600,000    (Boston U.), Ser. L, MBIA, 6.8s, 7/1/25                               AAA             5,866,000
       2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                    8.46s, 10/1/31                                                        AAA             2,129,560
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
       3,325,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      BBB-            3,443,836
       4,900,000    (Winchester Hospital), Ser. E, 6 3/4s, 7/1/30                         BBB             4,967,375
       3,500,000    (Partners Hlth. Care Syst.), FSA, 4.55s, 7/1/27                       AA-             3,500,000
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
       4,000,000    Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,176,440
      30,535,000    Ser. A, 9s, 7/1/15                                                    BB-/P          31,864,799
                    MA State Indl. Fin. Agcy. Rev. Bonds
       8,800,000    (Orchard Cove Inc.), 9s, 5/1/22                                       AAA/P           9,614,000
       3,000,000    (Emerson College), 8 1/4s, 1/1/17                                     BBB-/P          3,187,260
       5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/27                              D/P             2,650,000
       3,500,000    (1st. Mtge. Evanswood Bethzatha-A),
                    7 7/8s, 1/15/20                                                       D/P             1,855,000
       2,065,000    (Sr. Living Fac. Forge Hill), 7s, 4/1/17                              B/P             1,853,338
       3,780,000    Worcester Mtge. Rev. Bonds (Briarwood Issue),
                    9 1/4s, 12/1/22                                                       AAA/P           4,233,600
                                                                                                      -------------
                                                                                                        107,261,683

Michigan (4.2%)
-------------------------------------------------------------------------------------------------------------------
       2,413,000    Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                           AAA/P           3,058,478
                    Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A
      19,705,000    9 1/2s, 5/1/21                                                        BBB+/P         22,192,756
       4,100,000    5 1/2s, 5/1/21                                                        BB-             3,787,375
                    Garden Cty., Hosp. Fin. Auth. Rev. Bonds
       3,000,000    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                           BB-             2,422,500
       3,000,000    (Garden City Hosp. OB Group), Ser. A,
                    5 5/8s, 9/1/10                                                        BB-             2,621,250
       1,850,000    MI State Hosp. Fin. Auth. Rev. Bonds (Garden
                    City Hosp.), 8.3s, 9/1/02                                             BB-             1,927,182
       7,500,000    MI State Strategic Fund Ltd. Oblig. IFB, 7.2%, 9/1/25
                    (acquired 3/9/98, cost $9,018,750) (RES)                              AAA             8,625,000
       7,500,000    MI State Strategic Fund Resource Recvy. Ltd. Oblig.
                    Rev. Bonds (Central Wayne Energy Rec.), Ser. A,
                    7s, 7/1/27                                                            CCC/P           6,065,625
       5,000,000    Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
                    6 3/4s, 7/23/09                                                       BB+             5,150,000
       5,600,000    Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,018,000
       4,000,000    Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines Inc.), 6s, 12/1/29                                BB+/P           3,415,000
                                                                                                      -------------
                                                                                                         63,283,166

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
       2,765,000    Chaska Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            2,939,333
       5,000,000    Intl. Falls, Env. Fac. Rev. Bonds (Boise
                    Cascade Corp.), 7.2s, 10/1/24                                         BBB-            5,112,500
       2,200,000    Minneapolis Rev. Bonds (Walker Methodist
                    Sr. Svcs.), Ser. A, 6s, 11/15/28                                      BB-/P           1,872,750
       5,110,000    Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                               AAA/P           5,327,175
       3,200,000    Shakopee Multi-Fam. Adj. Rate Rev. Bonds VRDN
                    (Rivera Ridge Apts), 8 1/2s, 12/1/08                                  B/P             3,200,000
                                                                                                      -------------
                                                                                                         18,451,758

Mississippi (0.1%)
-------------------------------------------------------------------------------------------------------------------
       1,200,000    Perry Cnty., Poll. Control VRDN, 2.7s, 3/1/02                         Aa3             1,200,000

Montana (1.2%)
-------------------------------------------------------------------------------------------------------------------
       4,000,000    MT State Brd Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              B+              4,115,000
      13,850,000    MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                    6.448s, 2/25/25                                                       AAA            13,573,000
                                                                                                      -------------
                                                                                                         17,688,000

Nebraska (1.2%)
-------------------------------------------------------------------------------------------------------------------
       5,000,000    Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           B/P             3,581,250
       2,000,000    NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    9.5s, 11/15/16                                                        AAA             2,154,000
      12,100,000    NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. D, GNMA Coll., 8.881s, 3/1/26                                    AAA            12,553,750
                                                                                                      -------------
                                                                                                         18,289,000

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------------
      15,000,000    Las Vegas Monorail Rev. Bond (2nd Tier), AMBAC,
                    7 3/8s, 1/1/40                                                        BB-/P          14,962,500

New Hampshire (2.5%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
       9,000,000    (1st. Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA            10,428,750
       5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                           BB/P            6,032,750
       3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,400,000
       3,350,000    (Lakes Region Hosp.), 5 3/4s, 1/1/08                                  A-/P            3,190,875
       9,200,000    NH State Bus. Fin. Auth. Poll. Control & Solid
                    Waste Rev. Bonds (Crown Paper Co.), 7 3/4s,
                    1/1/22 (In default) (NON)                                             D/P             7,544,000
                    NH State Bus. Fin. Auth. Rev. Bonds
       2,500,000    (Alice Pecd. Day Hlth. Syst.), Ser. A, 7s, 10/1/29                    BB+/P           2,206,250
       4,000,000    (Franklin Regl. Hosp. Assn. PJ), Ser. A,
                    6.05s, 9/1/29                                                         BB/P            3,345,000
       3,550,000    (Proctor Academy), Ser. A, 5.6s, 6/1/28                               BBB             3,301,500
                                                                                                      -------------
                                                                                                         38,449,125

New Jersey (4.8%)
-------------------------------------------------------------------------------------------------------------------
       5,000,000    Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24                    CCC/P           4,500,000
       5,250,000    NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             4,587,188
                    NJ Econ. Dev. Auth. Rev. Bonds
       7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                         B/P             7,411,250
      10,000,000    (Continental Airlines Inc.), 7s, 11/15/30                             BB             10,062,500
      12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             BBB/P          12,450,000
       6,000,000    NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         BB              5,512,500
       4,000,000    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            4,035,000
       8,500,000    NJ Hlth. Care Fac. Fin. Auth. (New Seasons
                    of Mt. Arlingtion), 8 3/4s, 7/1/30                                    B               8,383,125
       4,000,000    NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds, Ser. I,
                    9.242s, 11/1/07 (acquired various dates from
                    8/24/95 to 2/11/93, cost $4,143,120) (RES)                            A+/P            4,335,000
       5,000,000    NJ State Trans. Trust Fund Auth. Rev. Bonds,
                    6 1/2s, 6/15/10                                                       BB              6,712,500
       4,000,000    Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94,
                    cost $3,785,680) (RES)                                                AAA             4,575,000
                                                                                                      -------------
                                                                                                         72,564,063

New Mexico (0.6%)
-------------------------------------------------------------------------------------------------------------------
       9,000,000    Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                            B+              9,180,000

New York (8.6%)
-------------------------------------------------------------------------------------------------------------------
       3,400,000    Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap. Compost
                    & Waste), Ser. A, 6 3/4s, 6/1/21                                      B-/P            2,669,000
       5,000,000    Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bard College Civic Fac.), 5 3/4s, 8/1/30                             A-              5,156,250
       4,100,000    Long Island, Pwr. Auth. VRDN, 4.4s, 5/1/33                            AA              4,100,000
       6,820,000    Metropolitan Trans. Auth. FRB, 7.16s, 4/1/12
                    (acquired 4/27/00, cost $7,955,530) (RES)                             AAA             8,968,300
                    Metropolitan Trans. Auth. Svcs. Contract Fac.
                    Rev. Bonds
       4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                               AA-             4,425,000
       8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AA-             9,126,563
       6,280,000    NY City, Rev. Bonds, 6s, 8/1/06 (acquired 9/12/97,
                    cost $7,384,526) (RES)                                                AAA             7,590,950
                    NY City, Indl. Dev. Agcy. Rev. Bonds
       4,000,000    (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             3,350,000
       1,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                      B/P             1,036,250
       9,000,000    (Paper Inc.), 7.8s, 1/1/16                                            B               9,303,750
       5,000,000    NY City, Muni. Assistance Corp. IFB,
                    Ser. 337B, 6.58s, 7/1/08 (acquired 3/19/98,
                    cost $6,225,100) (RES)                                                AA/P            6,243,750
       5,000,000    NY City, Muni. Assistance Corp. Rev. Bonds
                    (PA 337A), 6.6s, 7/1/07 (acquired 10/22/97,
                    cost $12,362,500) (RES)                                               AA/P            6,143,750
       5,000,000    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. G, 2 3/4s, 6/15/24 (acquired 1/17/01,
                    cost $5,000,000) (RES)                                                AAA             5,000,000
      10,750,000    NY State Dorm. Auth. IFB, MBIA, 6.08s, 7/1/13
                    (acquired 10/22/97, cost $12,362,500) (RES)                           AAA/P          13,343,438
       8,000,000    NY State Energy Res. & Dev. Auth. Poll. Control
                    IFB, FGIC, 8.671s, 7/1/29 (acquired 12/19/94,
                    cost $8,353,120) (RES)                                                AAA             9,530,000
      11,185,000    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                    cost $13,449,962) (RES)                                               AAA/P          14,316,800
       5,500,000    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                    Ser. A, FHA Insd., 6 1/2s, 8/15/29                                    AAA             6,166,875
       5,000,000    Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P            4,931,250
       3,500,000    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/30                           B-/P            3,250,625
       8,000,000    Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac. Rev.
                    Bonds (Southampton Hosp. Assn.), Ser. B,
                    7 5/8s, 1/1/30                                                        B-/P            7,770,000
                                                                                                      -------------
                                                                                                        132,422,551

North Carolina (0.8%)
-------------------------------------------------------------------------------------------------------------------
       5,600,000    Charlotte Special Facilities Rev. Bonds (Douglas
                    Intl. Arpt.-US Awy.), 7 3/4s, 2/1/28                                  B/P             5,488,000
       4,330,000    Metropolitan Pier & Exposition Auth. Dedicated
                    State Tax Rev. Bonds, Ser. A, MBIA, 1s, 12/15/16                      AAA             1,905,200
       4,000,000    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. B, MBIA, 7s, 1/1/08                                              AAA             4,640,000
         550,000    NC Med. Care Comm. Hlth. Care Fac. VRDN
                    (Aces-Pooled Fing Proj), Ser. A, 3s, 10/1/20                          Aa1               550,000
                                                                                                      -------------
                                                                                                         12,583,200

Ohio (0.4%)
-------------------------------------------------------------------------------------------------------------------
                    Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC
      19,685,000    zero %, 12/1/26                                                       AAA             4,847,431
       4,000,000    zero %, 12/1/24                                                       AAA             1,105,000
       6,150,000    OH State Solid Waste Rev. Bonds (CSC Ltd.),
                    8 1/2s, 8/1/22 (In default) (NON)                                     D/P               184,500
                                                                                                      -------------
                                                                                                          6,136,931

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
       3,000,000    OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds (Doane
                    Products Co.), 6 1/4s, 7/15/23                                        BB-/P           2,700,000
       9,500,000    OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  B-              5,890,000
       6,000,000    Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                    (Doane Prods Co.), 7 1/4s, 6/1/17                                     BB-/P           6,202,500
                                                                                                      -------------
                                                                                                         14,792,500

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
      14,800,000    Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P          12,894,500

Pennsylvania (5.1%)
-------------------------------------------------------------------------------------------------------------------
                    Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Airways)
       1,330,000    Ser. A, 8 7/8s, 3/1/21                                                B               1,359,061
       5,035,000    Ser. B, 8 1/2s, 3/1/21                                                B               5,120,595
       3,500,000    Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panter
                    Creek Partners PJ), 6.65s, 5/1/10                                     BBB-            3,622,500
      12,500,000    Dauphin Cnty., Gen. Auth. Rev. Bonds (Office &
                    Pkg.), Ser. A, 6s, 1/15/25                                            BB-/P          11,156,250
       5,370,000    PA Convention Ctr. Auth. Rev. Bonds, Ser. A, FSA,
                    6 3/4s, 9/1/19                                                        AAA             5,813,025
                    PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                    Rev. Bonds
       4,400,000    (RSI Properties/Buttler LLC), Ser. A, 8s, 9/1/27
                    (In default) (NON)                                                    D/P             2,794,000
       3,500,000    (RSI Properties/Greensburg LLC), Ser. B,
                    8s, 9/1/27 (In default) (NON)                                         D/P             2,222,500
       4,800,000    PA Hsg. Fin. Agcy. IFB, 8.059s, 4/1/25                                AA+             5,064,000
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
      13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-           13,845,000
       7,250,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            7,168,438
       2,500,000    PA State Higher Ed. Assistance Agcy. Student Loan
                    IFB, AMBAC, 9.4s, 9/1/26                                              AAA             2,884,250
       5,000,000    Philadelphia Auth. For Indl. Dev. Special Fac. Rev.
                    Bonds (U.S. Airways Project), 8 1/8s, 5/1/30                          B/P             5,187,500
       5,970,000    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Student
                    Loan, Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                     D                 574,613
       5,300,000    Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                    8 5/8s, 11/15/16                                                      AAA             5,615,721
       4,760,000    Philadelphia, Wtr. & Wastewtr. Rev. Bonds, FGIC,
                    10s, 6/15/05                                                          AAA             5,896,450
                                                                                                      -------------
                                                                                                         78,323,903

South Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
      10,000,000    Charleston Cnty., Indl. Rev. Bonds (Zeigler Coal
                    Holding), 6.95s, 8/10/28                                              CCC/P           1,500,000
       9,760,000    Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
                    Container Corp.), 7 3/8s, 2/1/07                                      B/P             9,796,600
                    SC Jobs Econ. Dev. Auth. Rev. Bonds
       3,800,000    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   BBB             3,771,500
      10,355,000    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    BBB            11,403,444
       5,000,000    Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                    8.98s, 4/13/22                                                        AAA             5,562,500
                                                                                                      -------------
                                                                                                         32,034,044

Tennessee (1.8%)
-------------------------------------------------------------------------------------------------------------------
       1,560,000    Clarksville Pub. Bldg. Auth. Rev. Bonds, VDRN,
                    4.65s, 11/1/27                                                        Aa1             1,560,000
       1,000,000    Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              BBB-/P          1,053,750
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A
      17,000,000    7 1/2s, 7/1/33                                                        BBB-/P         17,106,250
       7,000,000    7 1/2s, 7/1/25                                                        BBB-/P          7,070,000
                                                                                                      -------------
                                                                                                         26,790,000

Texas (4.2%)
-------------------------------------------------------------------------------------------------------------------
       5,350,000    Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
                    Methodist Retirement), Ser. A, 5.9s, 11/15/25                         BB+             4,266,625
       5,000,000    Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                    Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26                        AAA             5,962,500
       5,090,000    Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA             5,567,188
      10,000,000    Dallas Cnty., G.O. Bonds (Flood Control Dist. #1),
                    8.5%, 4/1/16                                                          D/P             9,000,000
                    Grapevine Indl. Dev. Rev. Bonds, VDRN
                    (American Airlines)
       1,100,000    Ser. A4, 3.3s, 12/1/24                                                Aaa             1,100,000
         500,000    Ser. B1, 3s, 12/1/24                                                  Aaa               500,000
       6,655,000    Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Health), Ser. A, 5 3/4s, 7/1/14                             AAA             7,112,531
                    Harris Cnty., Hlth. Facs. Dev. Corp. VRDN
                    (St. Lukes Episcopal Hosp.)
       1,320,000    4.65s, 2/15/27                                                        AA              1,320,000
       1,500,000    3.7s, 2/15/27                                                         AA              1,500,000
       2,400,000    Lone Star Arpt. Impt. Auth. VRDN, 3.3s, 12/1/14                       AAA             2,400,000
       3,000,000    Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                    Hlth. Syst. of East TX), 5.7s, 2/15/28                                BBB-            2,377,500
                    North Central Hlth. Fac. Dev. Corp. VRDN
       2,000,000    (Dates Hosp. Prsbytrn Med. Ctr), Ser. C,
                    3.7s, 12/1/15                                                         AAA             2,000,000
         800,000    (Dates-Hosp. Prsbytrn Med. Ctr. D), 3.7s, 12/1/15                     AAA               800,000
       5,265,000    Round Rock, Hotel Occupancy Tax Rev. Bonds
                    (Convention Ctr. Complex), 5.85s, 12/1/24                             BB/P            4,843,800
       6,250,000    Tomball, Hosp. Auth. Rev. Bonds, 6 1/8s, 7/1/23                       Baa2            5,453,125
       8,000,000    TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, GNMA Coll, FNMA Coll, 9.56s, 7/2/24                           AAA             9,750,000
                                                                                                      -------------
                                                                                                         63,953,269

Utah (0.4%)
-------------------------------------------------------------------------------------------------------------------
       5,000,000    Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    MBIA, 6 1/4s, 2/15/23                                                 AAA             5,181,250
       5,500,000    Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                    Environmental), Ser. A, 7.55s, 7/1/27 (In default) (NON)              D/P               220,000
                                                                                                      -------------
                                                                                                          5,401,250

Virginia (2.1%)
-------------------------------------------------------------------------------------------------------------------
       4,500,000    Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 10.077s, 8/15/23                                                AAA             4,808,700
       2,000,000    Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 8.988s, 8/23/27                                    AAA             2,405,000
      10,435,000    Hopewell, Indl. Dev. Rev. Bonds (Stone Container
                    Corp.), 8 1/4s, 6/1/16                                                B/P            10,930,653
       6,500,000    Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               BBB-            5,492,500
       9,010,000    Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                    (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                 BB-/P           8,491,925
                                                                                                      -------------
                                                                                                         32,128,778

Washington (0.8%)
-------------------------------------------------------------------------------------------------------------------
       3,500,000    Spokane Cnty., Indl. Corp. Solid Waste Disp. Rev.
                    Bonds (Kiaser Alummin. & Chemical Corp.),
                    7.6s, 3/1/27                                                          B-/P            2,660,000
       5,000,000    WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         AAA             6,212,500
       5,500,000    Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                    (Healtheast), 5 1/2s, 11/15/27                                        BB+             4,063,125
                                                                                                      -------------
                                                                                                         12,935,625

West Virginia (0.1%)
-------------------------------------------------------------------------------------------------------------------
       5,000,000    Weirton, Poll. Control Rev. Bonds (Weirton Steel
                    Corp.), 8 5/8s, 11/1/14                                               B               1,750,000

Wyoming (0.3%)
-------------------------------------------------------------------------------------------------------------------
       4,400,000    Unita Cnty. VRDN (Chevron U.S.A. Inc.),
                    3s, 12/1/22                                                           Aa2             4,400,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,499,080,213)                                                            $1,476,682,279

PREFERRED STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       8,000,000    Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                          $    7,980,000
       8,000,000    MuniMae Tax Exempt Bond Subsidiary, LLC 144A, Ser B,
                    7.75%, cum.pfd.                                                                       8,300,000
       6,000,000    MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser A
                    6.875%, cum. pfd.                                                                     6,082,500
                                                                                                     --------------
                    Total Preferred Stocks (cost $22,000,000)                                        $   22,362,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,521,080,213) (b)                                      $1,499,044,779
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,523,288,914.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,521,080,213, resulting in gross unrealized appreciation and depreciation of $75,003,385 and $97,038,819 respectively, or net unrealized depreciation of $22,035,434.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2001 was $144,726,751 or 9.5% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at January 31, 2001.

      The fund had the following industry group concentrations greater than 10% at January 31, 2001 (as a percentage of net assets):

          Health care      23.2%
          Housing          10.9

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2001 (Unaudited)
                                   Aggregate Face  Expiration   Unrealized
                    Total Value        Value          Date     Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)       $39,859,531     $39,798,178      Mar-01      $(61,353)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,521,080,213) (Note 1)                                    $1,499,044,779
-------------------------------------------------------------------------------------------
Cash                                                                                119,612
-------------------------------------------------------------------------------------------
Interest receivable                                                              25,497,587
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,767,471
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,141,254
-------------------------------------------------------------------------------------------
Total assets                                                                  1,529,570,703

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        156,406
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,186,215
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,599,048
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        728,580
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           80,718
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        50,547
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,405
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              427,544
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               51,326
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,281,789
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,523,288,914

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,649,351,604
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        882,165
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (104,848,068)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (22,096,787)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,523,288,914

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,144,502,270 divided by 85,762,301 shares)                                        $13.35
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $13.35)*                              $14.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($362,484,569 divided by 27,117,540 shares)**                                        $13.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,950,527 divided by 370,894 shares)**                                             $13.35
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,351,548 divided by 850,498 shares)                                              $13.35
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.35)***                            $13.80
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)
Tax exempt interest income:                                                     $53,603,207
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,377,110
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      568,937
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    22,379
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,236
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,130,775
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,470,876
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                21,875
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                29,197
-------------------------------------------------------------------------------------------
Other                                                                               240,954
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,866,339
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (233,421)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,632,918
-------------------------------------------------------------------------------------------
Net investment income                                                            45,970,289
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  3,995,415
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     951,106
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period          2,817,318
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,763,839
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $53,734,128
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       January 31          July 31
                                                                            2001*             2000
                                                                 ---------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   45,970,289   $   98,622,649
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 4,946,521      (12,962,114)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               2,817,318     (100,449,900)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              53,734,128      (14,789,365)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (33,621,901)     (68,370,451)
--------------------------------------------------------------------------------------------------
   Class B                                                            (11,013,262)     (29,836,648)
--------------------------------------------------------------------------------------------------
   Class C                                                               (112,270)        (163,929)
--------------------------------------------------------------------------------------------------
   Class M                                                               (330,009)      (1,105,621)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (59,072,968)    (239,835,527)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (50,416,282)    (354,101,541)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,573,705,196    1,927,806,737
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income and distributions in excess of net investment
income of of $882,165 and $10,682, respectively)                   $1,523,288,914   $1,573,705,196
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             January 31
operating performance                (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.13       $14.61       $14.56       $14.05       $14.14
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .41          .80          .81          .80(c)       .84          .90
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07         (.85)        (.48)         .06          .52         (.10)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .48         (.05)         .33          .86         1.36          .80
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.81)        (.81)        (.81)        (.85)        (.89)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.81)        (.81)        (.81)        (.85)        (.89)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.35       $13.27       $14.13       $14.61       $14.56       $14.05
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.66*        (.24)        2.25         6.08         9.97         5.76
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,144,502   $1,114,842   $1,157,920     $934,747     $625,602     $540,607
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .86          .87          .88          .85          .84
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.06*        5.95         5.56         5.60         5.94         6.27
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.07*       12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             January 31
operating performance                (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.29       $14.15       $14.62       $14.56       $14.05       $14.14
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .37          .73          .74          .73(c)       .75          .80
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07         (.86)        (.47)         .05          .51         (.09)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .44         (.13)         .27          .78         1.26          .71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.73)        (.74)        (.72)        (.75)        (.80)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.73)        (.74)        (.72)        (.75)        (.80)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.37       $13.29       $14.15       $14.62       $14.56       $14.05
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.38*        (.82)        1.81         5.47         9.26         5.08
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $362,485     $441,174     $743,456   $1,052,827   $1,427,365   $1,421,448
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .69*        1.44         1.37         1.53         1.50         1.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.80*        5.36         5.03         4.95         5.30         5.62
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.07*       12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            January 31   Year ended  Feb 1, 1999+
operating performance               (Unaudited)    July 31     to July 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.13       $14.73
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .35          .69          .36
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                      .08         (.85)        (.60)
---------------------------------------------------------------------------
Total from
investment operations                    .43         (.16)        (.24)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.35)        (.70)        (.36)
---------------------------------------------------------------------------
Total distributions                     (.35)        (.70)        (.36)
---------------------------------------------------------------------------
Net asset value,
end of period                         $13.35       $13.27       $14.13
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.24*       (1.05)        1.58*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,951       $3,945       $2,738
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84*        1.66          .83*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.66*        5.16         2.47*
---------------------------------------------------------------------------
Portfolio turnover (%)                  8.07*       12.05        12.16
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             January 31
operating performance                (Unaudited)                        Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.27       $14.14       $14.61       $14.55       $14.04       $14.13
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .38          .77          .77          .78(c)       .80          .84
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .08         (.87)        (.47)         .05          .51         (.08)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .46         (.10)         .30          .83         1.31          .76
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.77)        (.77)        (.77)        (.80)        (.85)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.77)        (.77)        (.77)        (.80)        (.85)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.35       $13.27       $14.14       $14.61       $14.55       $14.04
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.50*        (.62)        2.01         5.84         9.64         5.44
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,351      $13,745      $23,693      $18,082      $16,192       $9,984
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.16         1.17         1.18         1.15         1.13
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.91*        5.65         5.27         5.30         5.63         5.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.07*       12.05        12.16        39.62        56.22        67.70
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
January 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations For the six months ended January 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $89,456,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $24,429,000    July 31, 2003
    12,477,000    July 31, 2004
    21,345,000    July 31, 2006
    23,391,000    July 31, 2007
     7,814,000    July 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discount on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended January 31, 2001, the fund's expenses were reduced by $233,421 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,646 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments LLC,for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc., at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.70%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively. Prior to September 14, 2000, the annual rate attributable to class B shares was 0.80%.

For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $32,762 and $951 from the sale of class A and class M shares, respectively, and received $350,046 and $225 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 2001, Putnam Retail Management, Inc., acting as underwriter received $5,479 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $121,757,123 and $208,133,410, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended January 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,708,618       $ 102,590,118
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,397,502          18,601,332
---------------------------------------------------------------------------
                                             9,106,120         121,191,450

Shares
repurchased                                 (7,354,300)        (97,824,279)
---------------------------------------------------------------------------
Net increase                                 1,751,820       $  23,367,171
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,175,407       $ 286,092,268
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,644,772          35,519,326
---------------------------------------------------------------------------
                                            23,820,179         321,611,594

Shares
repurchased                                (21,728,411)       (291,969,108)
---------------------------------------------------------------------------
Net increase                                 2,091,768       $  29,642,486
---------------------------------------------------------------------------

                                          Six months ended January 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,690,831      $   22,540,627
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  382,724           5,102,730
---------------------------------------------------------------------------
                                             2,073,555          27,643,357

Shares
repurchased                                 (8,148,253)       (108,601,555)
---------------------------------------------------------------------------
Net decrease                                (6,074,698)     $  (80,958,198)
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,067,770       $  55,059,743
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  994,474          13,414,288
---------------------------------------------------------------------------
                                             5,062,244          68,474,031

Shares
repurchased                                (24,402,232)       (330,787,906)
---------------------------------------------------------------------------
Net decrease                               (19,339,988)      $(262,313,875)
---------------------------------------------------------------------------

                                          Six months ended January 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    131,614          $1,752,725
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,120              54,850
---------------------------------------------------------------------------
                                               135,734           1,807,575

Shares
repurchased                                    (62,084)           (827,335)
---------------------------------------------------------------------------
Net increase                                    73,650          $  980,240
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    161,316          $2,164,589
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,710              90,085
---------------------------------------------------------------------------
                                               168,026           2,254,674

Shares
repurchased                                    (64,584)           (869,084)
---------------------------------------------------------------------------
Net increase                                   103,442          $1,385,590
---------------------------------------------------------------------------

                                          Six months ended January 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    485,365         $ 6,452,348
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,021             213,302
---------------------------------------------------------------------------
                                               501,386           6,665,650

Shares
repurchased                                   (686,407)         (9,127,831)
---------------------------------------------------------------------------
Net decrease                                  (185,021)        $(2,462,181)
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    130,263        $  1,734,189
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   56,361             785,297
---------------------------------------------------------------------------
                                               186,624           2,519,486

Shares
repurchased                                   (826,843)        (11,069,214)
---------------------------------------------------------------------------
Net decrease                                  (640,219)       $ (8,549,728)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA042-69563   036/500/679   3/01